EXHIBIT 99.1

                              PATHMARK STORES, INC.
                                200 MILIK STREET
                           CARTERET, NEW JERSEY 07008



FOR IMMEDIATE RELEASE                                 CONTACT:  HARVEY M. GUTMAN
                                                                  (732) 499-4327

           PATHMARK ANNOUNCES RESULTS FOR FIRST QUARTER OF FISCAL 2004

--------------------------------------------------------------------------------


Carteret, New Jersey, June 3, 2004 - Pathmark Stores, Inc. (Nasdaq: PTMK) today reported results for its first quarter of fiscal 2004, the 13 weeks ended May 1, 2004.

Sales for the first quarter of fiscal 2004 were $990.1 million, a decrease of 1.5% from $1,004.7 million in the prior year's first quarter. Same-store sales decreased 1.4% in the first quarter. The net loss was $1.8 million, or $0.06 per diluted share, in the first quarter of fiscal 2004 compared to net earnings of $0.9 million, or $0.03 per diluted share, in the prior year's first quarter. The results for the first quarter of fiscal 2004 included a $1.2 million pre-tax gain, or $0.02 per diluted share, from the disposition of excess real estate. Excluding the aforementioned real estate gain, the Company would have reported a net loss of $2.5 million, or $0.08 per diluted share. The results for the first quarter of fiscal 2003 included a $5.1 million pre-tax charge, or $0.10 per diluted share, related to a labor buyout program in some of our stores and a headcount reduction program in the corporate office and a $1.6 million pre-tax gain, or $0.03 per diluted share, from the disposition of excess real estate. Excluding these items, net earnings in the first quarter of fiscal 2003 would have been $3.0 million, or $0.10 per diluted share.

Eileen Scott, Chief Executive Officer said, "Our results for the first quarter were in-line with our preliminary results announced three weeks ago. As we noted then, our first quarter was negatively impacted by sales and gross profit pressures from steep inflation in certain categories, unproductive sales promotions and increases in medical costs."

"We have made adjustments to our marketing approach and taken the necessary steps to correct or minimize the factors that hurt first quarter performance. These efforts have resulted in positive same-store sales for the month of May. We are encouraged by our current sales trend."

FIFO EBITDA, which the Company defines as earnings before interest, taxes, depreciation and amortization and the LIFO charge was $35.0 million in the first quarter of fiscal 2004 as compared to $40.0 million in the prior year's first quarter. Excluding the above-referenced $1.2 million real estate gain in the first quarter of fiscal 2004, FIFO EBITDA would have been $33.8 million. Excluding the above-referenced $5.1 million charge and $1.6 million real estate gain in the first quarter of fiscal 2003, FIFO EBITDA would have been $43.5 million.

The Company is presenting FIFO EBITDA and each of FIFO EBITDA and net earnings
(loss) excluding the identified items above in order to allow investors to compare more fully Pathmark's performance in the first quarter of fiscal 2004 with its performance in the first quarter of fiscal 2003. None of these measures is calculated in accordance with generally accepted accounting principles. See the notes to the tables attached to this release for more information regarding FIFO EBITDA.

Total capital investment in the first quarter was $35.4 million, which was composed of cash capital expenditures of $22.1 million, $4.5 million for the acquisition of the remaining 67% of a supermarket joint venture and capital leases of $8.8 million.

For fiscal 2004, the Company is reaffirming its same-store sales guidance in a range of between flat and up 1%, its net earnings per diluted share in a range between $0.28 and $0.47 and its FIFO EBITDA in a range between $170 million and $180 million.

Pathmark will conduct a conference call at 2:00 p.m. Eastern Daylight Time (EDT) today. The call may be accessed via a simultaneous webcast by visiting www.calleci.com. A replay of the call will be available for 14 days after the completion of the call at 1-877-519-4471, Pass Code 4831035. This press release and other financial and statistical information to be presented on the conference call, including our annual FIFO EBITDA guidance, will be accessible on the web by going to www.pathmark.com, `Investor Relations', then clicking on `Press Releases'. The reconciliation of annual FIFO EBITDA guidance is available in our May 12, 2004 press release at the aforementioned web address.

Pathmark Stores, Inc. is a regional supermarket currently operating 142 supermarkets primarily in the New York - New Jersey and Philadelphia metropolitan areas.

Except for historical information contained herein, the matters discussed in this release and the accompanying discussions on the earnings conference call are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to, among other things, operating costs, earnings estimates, FIFO EBITDA, sales and capital expenditures and are indicated by words or phrases such as "anticipates", "believes", "expects", "forecasts", "guidance", "intends", "may", "plans", "projects", "will" and similar words and phrases. By their nature, such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These statements are based on management's assumptions and beliefs in the light of information currently available to it and assume no significant changes in general economic trends, consumer confidence or other risk factors that may affect the forward-looking statements. The Company expressly disclaims any current intention to update the information contained herein. Factors that may affect results include changes in business and economic conditions generally and in the Company's operating areas, the competitive environment in which the Company operates and other risks detailed from time to time in the Company's reports and filings available from the Securities and Exchange Commission. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made.


                                (Tables Attached)

                                     Table A
                              Pathmark Stores, Inc.
                          Operating Results (Unaudited)
                      (in millions, except per share data)


                      Consolidated Statements of Operations

                                                                                           13 Weeks Ended
                                                                                   --------------------------------

                                                                                     May 1,              May 3,
                                                                                      2004                2003
                                                                                   ------------       -------------

Sales...........................................................................   $     990.1        $   1,004.7

Cost of goods sold..............................................................        (710.7)            (718.9)
                                                                                   ------------       -------------

Gross profit....................................................................         279.4              285.8

Selling, general and administrative expenses....................................        (244.6)            (246.2)

Depreciation and amortization...................................................         (21.5)             (21.2)
                                                                                   ------------       -------------

Operating earnings..............................................................          13.3               18.4

Interest expense................................................................         (16.5)             (16.9)
                                                                                   ------------       -------------

Earnings (loss) before income taxes.............................................          (3.2)               1.5

Income tax benefit (provision) (a)..............................................           1.4               (0.6)
                                                                                   ------------       -------------

Net earnings (loss).............................................................   $      (1.8)       $       0.9
                                                                                   ============       =============

Weighted average number of shares outstanding - basic...........................          30.1               30.1
                                                                                   ============       =============

Weighted average number of shares outstanding - diluted.........................          30.1               30.3
                                                                                   ============       =============

Net earnings (loss) per share - basic and diluted...............................   $     (0.06)       $      0.03
                                                                                   ============       =============





                       Supplemental Operating Results Data

                                                                                           13 Weeks Ended
                                                                                   --------------------------------

                                                                                     May 1,              May 3,
                                                                                      2004                2003
                                                                                   ------------       -------------

FIFO EBITDA (b).................................................................   $    35.0          $    40.0
                                                                                   ============       =============

Cash capital expenditures, including technology.................................   $    22.1          $     7.9

Capital lease expenditures, including technology................................         8.8                5.1

Acquisition of Community Supermarket Corporation................................         4.5                 --
                                                                                   ------------       -------------

Total capital investment, including technology..................................   $    35.4          $    13.0
                                                                                   ============       =============

Gross profit (% of sales).......................................................        28.2 %             28.4%
                                                                                   ============       =============

Selling, general and administrative expenses (% of sales).......................        24.7 %             24.5%
                                                                                   ============       =============

FIFO EBITDA (% of sales)........................................................         3.5 %              4.0%
                                                                                   ============       =============

Net earnings (loss) (% of sales)................................................        (0.2) %             0.1%
                                                                                   ============       =============




                       See notes to financial information.

                                     Table B
                              Pathmark Stores, Inc.
                               Financial Position
                                  (in millions)


                           Consolidated Balance Sheets

                                                                                  (Unaudited)
                                                                                    May 1,            January 31,
                                                                                     2004                 2004
                                                                                 --------------       -------------

ASSETS

Current assets

   Cash......................................................................    $     11.8           $     8.9

   Accounts receivable, net..................................................          20.6                21.2

   Merchandise inventories...................................................         200.9               185.8

   Due from suppliers........................................................          66.1                81.3

   Other current assets......................................................          27.6                33.4
                                                                                 ------------        ------------

      Total current assets...................................................         327.0               330.6

Property and equipment, net..................................................         586.9               584.5

Goodwill.....................................................................         438.5               434.0

Other noncurrent assets......................................................         180.0               171.8
                                                                                 ------------        ------------

Total assets.................................................................    $  1,532.4           $ 1,520.9
                                                                                 ============        ============


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities

   Accounts payable..........................................................    $     93.8           $    87.2

   Current maturities of debt................................................          22.0                 7.1

   Current portion of lease obligations......................................          16.4                17.6

   Accrued expenses and other current liabilities............................         143.6               148.2
                                                                                 ------------        ------------

      Total current liabilities..............................................         275.8               260.1

Long-term debt...............................................................         421.0               421.3

Long-term lease obligations..................................................         182.8               178.9

Deferred income taxes........................................................          91.1                93.6

Other noncurrent liabilities.................................................         188.5               192.0
                                                                                 ------------        ------------

Total liabilities............................................................       1,159.2             1,145.9

Stockholders' equity.........................................................         373.2               375.0
                                                                                 ------------        ------------

Total liabilities and stockholders' equity...................................    $  1,532.4           $ 1,520.9
                                                                                 ============        ============


                                 Capitalization

                                                                                  (Unaudited)
                                                                                    May 1,            January 31,
                                                                                     2004                 2004
                                                                                 --------------       -------------

Debt.........................................................................    $    443.0           $   428.4

Capital lease obligations....................................................         199.2               196.5
                                                                                 ------------        ------------

Total debt and capital lease obligations.....................................         642.2               624.9

Stockholders' equity.........................................................         373.2               375.0
                                                                                 ------------        ------------

Total capitalization.........................................................    $  1,015.4           $   999.9
                                                                                 ============        ============

                              Pathmark Stores, Inc.
                         Notes to Financial Information

a) The income tax provision for the first quarter of fiscal 2004 was based on an effective income tax rate of 43.5%. The effective tax rate increased in the first quarter of fiscal 2004 due to the expiration of the Work Opportunity Tax Credit ("WOTC") on December 31, 2003. If pending WOTC legislation is passed retroactive to the beginning of 2004, the effective tax rate for fiscal 2004 would be 40.4%. The income tax provision for the first quarter of fiscal 2003 was based on an effective rate of 40.3%.


b) FIFO EBITDA represents earnings (loss) before interest, taxes, depreciation and amortization and the LIFO charge. We believe that our investors find FIFO EBITDA to be a useful analytical tool for measuring our performance and for comparing our performance with the performance of other companies having different capital structures. In addition, FIFO EBITDA is consistent with the targets utilized in our incentive compensation program. FIFO EBITDA is a non-GAAP measure and should not be considered in isolation from, and is not intended to represent an alternative measure of, operating earnings or of cash flows from operating activities, as determined in accordance with GAAP. Our measurement of FIFO EBITDA, as presented below (in millions), may not be comparable to similarly titled measures reported by other companies:

                                                                                           13 Weeks Ended
                                                                                   --------------------------------

                                                                                     May 1,              May 3,
                                                                                      2004                2003
                                                                                   ------------       -------------

        Net earnings (loss)....................................................    $      (1.8)       $       0.9

        Adjustments to calculate FIFO EBITDA:

          Interest expense.....................................................           16.5               16.9

          Income tax provision (benefit).......................................           (1.4)               0.6

          Depreciation and amortization........................................           21.5               21.2

          LIFO charge..........................................................            0.2                0.4
                                                                                   ------------       -------------

        FIFO EBITDA............................................................    $      35.0        $      40.0
                                                                                   ============       =============